GMAC RFC (GRAPHIC OMITTED)

BEAR STEARNS

RMBS New Issue Term Sheet

$850,000,000 Certificates (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2003-RZ4

RAMP Series 2003-RZ4 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

September 10, 2003

Bear, Stearns & Co. Inc.

ATLANTA BOSTON CHICAGO Asset-Backed Securities Group

DALLAS LOS ANGELES NEW YORK SAN FRANCISCO 383 Madison Avenue

FRANKFURT GENEVA HONG KONG New York, N.Y. 10179

LONDON PARIS TOKYO (212) 272-2000; (212) 272-7294 fax

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

DESCRIPTION OF THE COLLATERAL

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$736,873,430.21
Number of Loans	4,694
Average Outstanding Principal Balance	$156,981.98	$21,804.58	$649,383.25
(1) Original Loan-to-Value Ratio	102.41%	90.00%	107.00%
(1) Mortgage Rate	7.1980%	5.7500%	9.5000%
(1) Net Mortgage Rate	6.8980%	5.4500%	9.2000%
(1) Stated Remaining Term to Maturity (months)	352	143	360
(1) (2) Credit Score	706	600	828
(1) Weighted Average reflected in Total.
(2) 100.00% of the Mortgage Loans have Credit Scores.
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Fixed	100.00%

Fully Amortizing Mortgage Loans	97.34%

Lien	First	100.00%

Property Type	Single-family detached	72.86%
Planned Unit Development (detached)	10.38%
Condo Low-Rise (less than 5 stories)	7.35%
Planned Unit Development (attached)	4.89%
Two family units	2.96%
Townhouse	1.53%
Leasehold	0.04%

Occupancy Status	Primary Residence	94.41%
Non Owner-occupied	4.54%
Second/Vacation	1.05%

Documentation Type	Full Documentation	89.00%
Limited Documentation	11.00%

Geographic Distribution	California	17.83%
Florida	6.09%
Virginia	5.54%
Arizona	5.05%
Michigan	4.82%

Number of States (including DC)	51

Largest Zip Code Concentration	95758	0.40%

Loans with Prepayment Penalties	56.19%

Credit Score Distribution
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
600 - 619	294	$40,733,520	5.53%	$138,549	101.69%
620 - 639	457	70,145,724	9.52	153,492	101.69
640 - 659	357	52,216,205	7.09	146,264	101.88
660 - 679	322	49,389,461	6.70	153,383	101.89
680 - 699	631	101,960,510	13.84	161,586	103.67
700 - 719	502	82,594,282	11.21	164,530	103.77
720 - 739	787	124,840,687	16.94	158,629	102.45
740 - 759	650	104,677,419	14.21	161,042	101.96
760 - 779	476	76,508,138	10.38	160,731	101.82
780 - 799	165	25,407,474	3.45	153,985	101.84
800 or greater	53	8,400,010	1.14	158,491	101.84
TOTAL	4,694	$736,873,430	100.00%	$156,982	102.41%

Debt-to-Income Ratios
Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
0.01% - 5.00%	1	$166,895	0.02%	$166,895	731	95.00%
5.01% - 10.00%	6	716,516	0.10	119,419	765	97.10
10.01% - 15.00%	33	3,013,854	0.41	91,329	745	98.58
15.01% - 20.00%	95	10,108,501	1.37	106,405	721	101.11
20.01% - 25.00%	221	26,954,371	3.66	121,965	724	101.86
25.01% - 30.00%	443	58,582,198	7.95	132,240	717	101.92
30.01% - 35.00%	760	112,966,516	15.33	148,640	712	102.40
35.01% - 40.00%	1,176	186,643,479	25.33	158,710	709	102.60
40.01% - 45.00%	1,611	281,769,039	38.24	174,903	707	102.65
45.01% - 50.00%	348	55,952,063	7.59	160,782	649	101.92
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Original Mortgage Loan Principal Balances
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
$ 1 - $100,000	1,020	$78,410,340	10.64%	$76,873	704	101.61%
$100,001 - $200,000	2,639	384,917,624	52.24	145,857	702	102.30
$200,001 - $300,000	850	205,738,063	27.92	242,045	706	102.55
$300,001 - $400,000	154	52,641,080	7.14	341,825	718	103.56
$400,001 - $500,000	21	9,348,585	1.27	445,171	739	104.70
$500,001 - $600,000	7	3,908,530	0.53	558,361	750	101.42
$600,001 - $700,000	3	1,909,208	0.26	636,403	738	102.34
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Net Mortgage Rates
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.0000% - 5.4999%	1	$141,852	0.02%	$141,852	790	105.00%
5.5000% - 5.9999%	186	36,476,174	4.95	196,108	750	103.55
6.0000% - 6.4999%	1,175	201,759,272	27.38	171,710	736	103.04
6.5000% - 6.9999%	1,235	195,789,229	26.57	158,534	722	102.55
7.0000% - 7.4999%	1,136	168,587,654	22.88	148,405	691	101.68
7.5000% - 7.9999%	562	83,464,949	11.33	148,514	648	101.77
8.0000% - 8.4999%	341	44,671,540	6.06	131,002	633	102.01
8.5000% - 8.9999%	52	5,298,052	0.72	101,886	630	101.96
9.0000% - 9.4999%	6	684,709	0.09	114,118	619	103.00
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.5000% - 5.9999%	19	$3,128,609	0.42%	$164,664	754	102.82%
6.0000% - 6.4999%	397	74,973,806	10.17	188,851	746	103.23
6.5000% - 6.9999%	1,410	233,971,315	31.75	165,937	732	102.99
7.0000% - 7.4999%	1,129	174,113,756	23.63	154,219	715	102.05
7.5000% - 7.9999%	1,009	151,521,564	20.56	150,170	677	101.84
8.0000% - 8.4999%	441	63,117,224	8.57	143,123	643	101.88
8.5000% - 8.9999%	260	33,187,304	4.50	127,643	630	101.92
9.0000% - 9.4999%	27	2,658,344	0.36	98,457	626	102.10
9.5000% - 9.9999%	2	201,509	0.03	100,754	641	103.00
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Original Loan-to-Value Ratios
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score
85.01% - 90.00%	4	$465,195	0.06%	$116,299	733
90.01% - 95.00%	383	41,161,697	5.59	107,472	745
95.01% - 100.00%	1,372	219,027,416	29.72	159,641	709
100.01% - 101.00%	55	8,986,545	1.22	163,392	706
101.01% - 102.00%	119	20,656,466	2.80	173,584	706
102.01% - 103.00%	1,399	220,980,409	29.99	157,956	673
103.01% - 104.00%	186	34,152,133	4.63	183,614	736
104.01% - 105.00%	202	33,428,148	4.54	165,486	732
105.01% - 106.00%	186	31,728,581	4.31	170,584	727
106.01% - 107.00%	788	126,286,841	17.14	160,262	723
TOTAL	4,694	$736,873,430	100.00%	$156,982	706

Geographic Distribution of Mortgaged Properties
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
California	592	$131,399,675	17.83%	$221,959	717	102.58%
Florida	330	44,896,658	6.09	136,050	696	102.94
Virginia	228	40,810,349	5.54	178,993	714	102.96
Arizona	251	37,187,430	5.05	148,157	706	101.69
Michigan	256	35,543,523	4.82	138,842	694	102.35
Washington	180	31,456,038	4.27	174,756	713	102.12
Maryland	163	30,995,320	4.21	190,155	713	103.81
Texas	233	29,092,003	3.95	124,858	705	101.20
Nevada	143	25,046,955	3.40	175,154	706	101.46
Ohio	195	25,017,521	3.40	128,295	694	102.67
Colorado	138	24,802,578	3.37	179,729	699	101.97
Other (1)	1,985	280,625,380	38.08	141,373	702	102.38
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.

Mortgage Loan Purpose
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Purchase	3,227	$510,033,226	69.22%	$158,052	715	102.05%
Rate/Term Refinance	370	56,597,639	7.68	152,967	701	103.32
Equity Refinance	1,097	170,242,565	23.10	155,189	679	103.18
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Mortgage Loan Documentation Type
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	4,178	$655,809,344	89.00%	$156,967	701	102.77%
Limited Documentation	516	81,064,086	11.00	157,101	745	99.51
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Occupancy Types
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	4,311	$695,658,230	94.41%	$161,368	703	102.77%
Second/Vacation Home	56	7,750,302	1.05	138,398	749	102.59
Non-Owner Occupied	327	33,464,897	4.54	102,339	756	94.92
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Mortgaged Property Types
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	3,479	$536,913,012	72.86%	$154,330	703	102.56%
Planned Unit Developments (detached)	415	76,456,601	10.38	184,233	711	102.11
Two-family units	149	21,781,910	2.96	146,187	725	99.17
Condo Low-Rise (less than 5 stories)	356	54,170,852	7.35	152,165	711	102.40
Townhouse	85	11,268,131	1.53	132,566	729	102.48
Planned Unit Developments (attached)	209	36,002,360	4.89	172,260	711	102.71
Leasehold	1	280,564	0.04	280,564	707	104.00
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Credit Grades
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A1	2,092	$333,777,138	45.30%	$159,549	751	102.09%
A2	1,047	171,396,199	23.26	163,702	699	103.87
A3	662	102,943,658	13.97	155,504	648	101.84
A4	893	128,756,435	17.47	144,184	643	101.75
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Prepayment Penalty Terms
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	2,012	$322,829,916	43.81%	$160,452	708	102.56%
12 Months	193	35,933,121	4.88	186,182	705	101.97
24 Months	109	19,390,009	2.63	177,890	714	102.17
36 Months	2,230	336,185,720	45.62	150,756	704	102.36
48 Months	16	1,999,817	0.27	124,989	672	100.51
60 Months	124	18,464,473	2.51	148,907	676	101.96
Other(1)	10	2,070,375	0.28	207,037	673	102.79
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

(1) Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.